CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - RUB (₽) ₽ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Profit for the year	₽ 33,435	₽ 64,269	₽ 62,073
Items that may be reclassified subsequently to profit or loss:
Reclassification to profit and loss due to Disposal of Nvision Czech Republic a.s., (Note 10)	794
Exchange differences on translating foreign operations	2,026	1,102	1,840
Net fair value (loss) on financial instruments	(134)
Items that may be reclassified subsequently to profit or loss:
Exchange differences on translating foreign operations in associates	(790)	95	(196)
Other comprehensive income for the year, net of income tax	1,896	1,197	1,644
Total comprehensive income for the year	35,331	65,466	63,717
Total comprehensive income for the year attributable to:
Owners of the Company	34,470	64,670	63,056
Non-controlling interests	₽ 861	₽ 796	₽ 661